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                                                                   Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated December 11, 1996 included in Central Sprinkler Corporation's Form 10-K for the year ended October 31, 1996 and to all references to our firm included in this registration statement.



                                                 ARTHUR ANDERSEN LLP


Philadelphia, Pa.
June 12, 1997